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                             AIM SUMMIT FUND, INC.


                       Supplement dated December 16, 1996
                     to the Prospectus dated March 1, 1996,
                        as supplemented November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Directors (the "Board") of AIM Summit Fund, Inc. (the "Fund") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Fund. The Board also approved a new sub-advisory agreement between AIM and TradeStreet Investment Associates, Inc. ("TradeStreet"), subject to shareholder approval. Shareholders will be asked to approve the new investment advisory agreement and sub-advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM, a new administrative services agreement with respect to shareholder services between AIM and A I M Fund Services, Inc., and a new distribution agreement with A I M Distributors, Inc. There are no material changes to the terms of the new agreements, including the fees payable by the Fund. No change is anticipated in the investment advisory or other personnel responsible for the Fund as a result of these new agreements.

         The Board has approved these new agreements because the Fund's corresponding existing agreements will terminate upon the consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that the Fund's shareholders approve the new investment advisory agreement and sub-advisory agreement at the Annual Meeting and the merger is consummated, the new investment advisory agreement and sub-advisory agreement, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of the Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         The Fund is currently generally prohibited from investing in other investment companies. The Board has approved the elimination of this prohibition, and the amendment of other fundamental investment policies that relate to investment in other investment companies. The elimination of the fundamental investment policy that prohibits the Fund from investing in other investment companies and the proposed amendments to the related fundamental investment policies would permit investment in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the Securities and Exchange Commission.

         Reference is made to Investment Restriction Nos. 2 and 3 of the Fund, set forth on page A-9





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of the Fund's Prospectus.  The Board of Directors has approved a change to each of Investment Restriction Nos. 2 and 3. In the event shareholders approve the proposed changes, Investment Restriction Nos. 2 and 3 will read, respectively, in full as follows:

         (2) More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

         (3) The Fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         For additional information regarding the proposed changes described above, see the Fund's Statement of Additional Information dated March 1, 1996, as supplemented December 16, 1996.





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